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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                     0-692                  46-0172280
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

        125 South Dakota Avenue                                57104
       Sioux Falls, South Dakota                            (Zip Code)
         (Address of principal
          executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)



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Item 5.        Other Events and Regulation FD Disclosure.

On November 14, 2003, NorthWestern Corporation (the "Company") issued a press release discussing results for the third quarter of 2003. The press release also discussed the Company's previously announced Chapter 11 filing and provided an update on recent sales of assets by Expanets, Inc. and Blue Dote Services, Inc., subsidiaries of the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 14, 2003

* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NorthWestern Corporation


                             By:      /s/ Eric R. Jacobsen
                                     -------------------------------------------
                                     Eric R. Jacobsen
                                     Senior Vice President, General Counsel and
                                     Chief Legal Officer


Date:  November 14, 2003


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                                Index to Exhibits
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EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 14, 2003

* filed herewith




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